SIGNIFICANT ACCOUNTING POLICIES - Cash, cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Cash, cash equivalents and restricted cash
Cash and cash equivalents	¥ 1,060,969	$ 166,489	¥ 866,113	$ 135,912	¥ 553,140	¥ 2,611,345
Restricted cash	35,702	5,602	56,269	8,829	7,958	1,471
Total	¥ 1,096,671	$ 172,091	¥ 922,382	$ 144,741	¥ 561,098	¥ 2,612,816